Exhibit 23- Independent Auditors' Consent

                                   EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT



Board of Directors and Shareholders
The Dress Barn, Inc.
Suffern, New York



     We consent to the incorporation by reference in Registration Statement Nos. 33-17488, 33-47415, 33-60196 and 333-18135 on Form S-8 of The Dress Barn, Inc.
of our report dated September 12, 2001, appearing in this Annual Report on Form 10-K of The Dress Barn, Inc. and Subsidiaries for the year ended July 28, 2001.





Deloitte & Touche LLP
New York, New York
October 26, 2001